===============================================================================


                                 PROMISSORY NOTE

                           in the principal amount of

                                  $6,000,000.00

                                       BY

                       CEDAR INCOME FUND PARTNERSHIP, L.P.

                                       TO

                                SWH FUNDING CORP.


                            AS OF OCTOBER ____, 2001



===============================================================================

                                 PROMISSORY NOTE


$6,000,000.00                                           As of October ___, 2001
                                                        New York, New York


         THIS PROMISSORY NOTE (AS AMENDED, MODIFIED, EXTENDED, SUPPLEMENTED, RESTATED, REPLACED, CONSOLIDATED, SEVERED OR SPLIT FROM TIME TO TIME, THIS "NOTE") IS THE PROMISSORY NOTE DESCRIBED IN AND DEFINED IN THAT CERTAIN LOAN AGREEMENT, AS OF EVEN DATE HEREWITH, BY AND BETWEEN HOLDER, AS LENDER, AND MAKER, AS BORROWER (AS AMENDED, MODIFIED, EXTENDED, SUPPLEMENTED, RESTATED OR REPLACED FROM TIME TO TIME, THE "LOAN AGREEMENT"). ALL CAPITALIZED TERMS USED HEREIN, BUT NOT OTHERWISE DEFINED HEREIN, SHALL HAVE THE RESPECTIVE MEANINGS ASCRIBED THERETO IN THE LOAN AGREEMENT, AND ALL OF THE TERMS, CONDITIONS, PROVISIONS, COVENANTS, REPRESENTATIONS AND WARRANTIES CONTAINED IN THE LOAN AGREEMENT ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS, AS IF FULLY AND EXPRESSLY SET FORTH IN THIS NOTE.


                              W I T N E S S E T H:


         FOR VALUE RECEIVED, THE UNDERSIGNED, CEDAR INCOME FUND PARTNERSHIP, L.P., a Delaware limited partnership, having an office c/o Cedar Bay Realty Advisors, Inc., 44 South Bayles Avenue, Suite 304, Port Washington, New York 11050 ("Maker"), promises to pay to the order of SWH Funding Corp., a New Jersey corporation, having an office at Two University Plaza, Hackensack, New Jersey 07601 (together with its successors, assigns and participants, "Holder"), the principal sum of SIX MILLION AND 00/100 DOLLARS ($6,000,000.00), or so much thereof as shall have been advanced or readvanced and is from time to time outstanding, together with interest thereon as hereinafter set forth, and all other amounts due and payable to Holder hereunder and under the Loan Documents, all payable in lawful money of the United States of America. All payments hereunder shall be made to Holder at such address and in such manner as is set forth in the Loan Agreement.

         1. Basic Interest; Additional Interest; Other Payments.

            1.1 Basic Interest. Provided that no Event of Default shall have occurred under this Note, the Loan Agreement or any other Loan Document (including, without limitation, the Mortgage), Basic Interest shall accrue on the Outstanding Principal Balance at the Basic Interest Rate and Maker shall pay to Holder Basic Interest at the Basic Interest Rate as and when provided for in the Loan Agreement.


FLORIDA DOCUMENTARY STAMP TAXES IN THE AMOUNT OF $________________ HAVE BEEN PAID ON THE MORTGAGE SECURING THIS NOTE.

                  1.2 Principal. Provided that no Event of Default shall have occurred under this Note, the Loan Agreement or any other Loan Document (including, without limitation, the Mortgage), Maker shall pay principal payments as and when provided for in the Loan Agreement.

                  1.3 Other Payments. Maker shall pay to Holder the Exit Fee, interest at the Default Rate, Late Charges and all other amounts due and payable if, as and when provided for in the Loan Agreement.

         2. Maturity. The Outstanding Principal Balance, together with accrued and unpaid Basic Interest, Additional Interest, interest at the Default Rate, if any, Late Charges, if any, the Exit Fee and all other amounts due and payable to Holder hereunder and under the Loan Documents shall be due and payable on the Maturity Date as provided for in the Loan Agreement.

         3. Prepayment. The Outstanding Principal Balance due under this Note shall be prepayable, subject to and only as provided in the Loan Agreement.

         4. Default.

                  4.1 Events of Default. The occurrence of any Event of Default under the Loan Agreement shall constitute an Event of Default under this Note.

                  4.2 Remedies. Upon the occurrence and during the continuance of an Event of Default: (a) interest shall accrue hereunder at the Default Rate,
(b) Holder may, at its option and without notice (such notice being expressly waived by Maker), DECLARE AND DEMAND this Note immediately due and payable and
(c) Holder may pursue all rights and remedies available hereunder or under the Loan Agreement, the Mortgage or under any of the other Loan Documents. Holder's rights, remedies and powers, as provided in this Note and in the Loan Agreement, the Mortgage and in the other Loan Documents, are cumulative and concurrent, and may be pursued singly, successively or together against Maker, the Collateral and/or any other collateral given at any time to secure the payment hereof, all at the sole discretion of Holder. Additionally, Holder may resort to every other right or remedy available at law or in equity without first exhausting the rights and remedies contained herein, all in Holder's sole discretion. Failure of Holder, for any period of time or on more than one occasion, to DECLARE AND DEMAND this Note immediately due and payable shall not constitute a waiver of the right to exercise the same at any time from and after any Event of Default.

                  4.3 Costs of Collection. Maker agrees to pay all reasonable costs and expenses of collection incurred by Holder, in addition to principal and interest (including, without limitation, reasonable attorneys' fees and disbursements), and including, without limitation, all costs and expenses incurred in connection with the pursuit by Holder of any of its rights or remedies hereunder, under the Loan Agreement, under the Mortgage or under any other Loan Document or the protection of or realization of Collateral or in connection with any of Holder's collection efforts, whether or not any action or proceeding on this Note, the Loan Agreement, the Mortgage, any other Loan Document or any foreclosure proceeding is filed or asserted, and including, without limitation, all such costs and expenses incurred after the entry of a judgment on this Note, the Mortgage or any of the other Loan Documents until the indefeasible payment in full of the Obligations, and all such costs and expenses shall be payable on demand, together with interest thereon at the Default Rate, and shall be secured by the Mortgage and all other Collateral.

                  4.4 Post-Judgment Interest. Notwithstanding any statute or rule of any Governmental Authority to the contrary, interest shall continue to accrue and be payable on the Outstanding Principal Balance at the Default Rate after the entry of a judgment on this Note (including, without limitation, a deficiency judgment), the Mortgage (including, without limitation, a judgment of foreclosure and sale with respect to the Premises, the Collateral or any portion thereof) or any of the other Loan Documents until the indefeasible payment in full or other discharge of all the Obligations.

         5. Governing Law; Severability. THIS NOTE WAS NEGOTIATED, EXECUTED AND DELIVERED IN THE STATE OF NEW YORK. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO NEW YORK'S PRINCIPLES OF CONFLICTS OF LAWS EXCEPT THAT IT IS THE INTENT AND PURPOSE OF HOLDER AND MAKER THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK SHALL APPLY TO THIS NOTE. The invalidity, illegality or unenforceability of any provision of this Note shall not affect or impair the validity, legality or enforceability of the remainder of this Note, and to such end, the provisions of this Note are declared to be severable.

         6. Waivers. Without limiting any provision of the Loan Agreement, the Mortgage or any other Loan Document, Maker, for itself and all endorsers, guarantors and sureties of this Note, and their respective heirs, legal representatives, successors and assigns, hereby waives presentment for payment, demand, notice of nonpayment (except as specifically and expressly set forth in the Loan Agreement), notice of dishonor, protest of any dishonor, notice of protest and protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note, except as expressly provided herein or in the Loan Agreement, the Mortgage or any other Loan Document, and in connection with any suit, action or proceeding brought by Holder on this Note, any and every right Maker, and all such endorsers, guarantors and sureties of this Note, their respective heirs, legal representatives, successors and assigns may have to (a) injunctive relief,
(b) a trial by jury, (c) interpose any counterclaim therein (except for any compulsory counterclaim which, if not asserted in such suit, action or proceeding, would be waived), and (d) have the same consolidated with any other or separate suit, action or proceeding, and agrees that their respective liability shall be unconditional and without regard to the liability of any other party and shall not be in any manner affected by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Holder. Maker, for itself and all endorsers, guarantors and sureties of this Note, and their heirs, legal representatives, successors and assigns, hereby consents to every extension of time, renewal, waiver or modification that may be granted by Holder with respect to the payment or other provisions of this Note, and to the release of any makers, endorsers, guarantors or sureties, and their heirs, legal representatives, successors and assigns, and of any Collateral, with or without substitution, and agrees that additional makers, endorsers, guarantors or sureties and their heirs, legal representatives, successors and assigns, may become parties hereto without notice to Maker or to any endorser, guarantor or surety and without affecting the liability of any of them.

         7. Application of Payments; Revival. Each and every payment made by Maker to Holder in accordance with the terms hereof and of the Loan Agreement and all other proceeds received by Holder with respect to the Obligations shall be applied by Holder as provided for in Section 2 of the Loan Agreement. To the extent that Maker makes a payment or Holder receives any payment or proceeds for Maker's benefit, which are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver, custodian or any other party under the Bankruptcy Code or any other bankruptcy law, common law or equitable cause, then, to such extent, the obligations of Maker hereunder intended to be satisfied shall be revived and continue as if such payment or proceeds had not been received by Holder.

         8. Miscellaneous.

                  8.1 Amendments; Termination. This Note may not be terminated or amended orally, but only by a termination or amendment in writing signed by Holder. Upon the indefeasible payment and performance in full of all the Obligations, Lender shall, at Borrower's request and expense, return this Note to Borrower marked "Canceled."

                  8.2 Usury. It is the intention of Maker and Holder to conform strictly to the usury and other laws relating to interest from time to time in force, and all agreements between Maker and Holder, whether now existing or hereafter arising and whether oral or written, are hereby expressly limited so that in no contingency or event whatsoever, whether by demand hereunder or otherwise, shall the amount paid or agreed to be paid to Holder, or collected by Holder for the use, forbearance or detention of the money to be loaned hereunder, or for the payment or performance of any covenant or obligation contained herein or in the Loan Agreement or in the Mortgage or in any other agreement given to secure the Obligations or in any other Loan Document, exceed the maximum amount of interest allowable under applicable law (the "Maximum Amount"). If under any circumstances whatsoever fulfillment of any provision hereof or of the Loan Agreement, the Mortgage or any other Loan Document, at the time performance of such provision shall be due, shall involve transcending the Maximum Amount, then ipso facto, the obligation to be fulfilled shall be reduced to the Maximum Amount. For the purposes of calculating the actual amount of interest paid and/or payable, in respect of laws pertaining to usury or such other laws as may regulate the amount of interest payable under applicable law, all sums paid or agreed to be paid to Holder for the use, forbearance or detention of the indebtedness evidenced hereby shall, to the extent permitted by applicable law, be amortized, allocated and spread from the date of disbursement of the proceeds thereof until payment in full of the Obligations, so that the actual rate of interest on account thereof is uniform throughout the term hereof. If under any circumstances Holder shall ever receive an amount deemed interest by applicable law, which amount would exceed the Maximum Amount, such amount that would be excessive interest under applicable usury or other such laws shall be deemed a payment in reduction of the principal balance owing under this Note and shall be so applied to principal and not to the payment of interest or, if such excessive interest shall be deemed to have been a payment made by mistake, shall be refunded to Maker or to any other Person making such payment on Maker's behalf.

                  8.3 Captions. The captions of the Sections of this Note are for convenience of reference only and shall not be deemed to modify, explain, enlarge or restrict any of the provisions hereof.

                  8.4 Notices. Any notice, demand, request, or other communication given under this Note or in connection herewith shall be given and deemed sufficient as provided in and subject to the terms and conditions of the Loan Agreement.

                  8.5 Joint and Several Obligations. The obligations of Maker under this Note shall be joint and several obligations of Maker and of each Maker, if more than one, and of each Maker's heirs, legal representatives, successors and assigns.

                  8.6 Time of Essence. TIME IS OF THE ESSENCE with respect to this Note and the performance by Maker of each of the covenants and agreements on Maker's part to be performed hereunder.

         9. Assignment by Lender; Participations. The provisions of Section 7.8 of the Loan Agreement are hereby incorporated in this Note by this reference, mutatis mutandis, and shall have the same force and effect as if set forth at length herein.

         10. Venue; Service of Process. The provisions of Section 7.22 of the Loan Agreement are hereby incorporated in this Note by this reference, mutatis mutandis, and shall have the same force and effect as if set forth at length herein.

         11. Jury Trial Waiver. MAKER HEREBY WAIVES ITS RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS NOTE AND THE BUSINESS RELATIONSHIP THAT IS BEING ESTABLISHED AS DESCRIBED IN THE LOAN AGREEMENT. THIS WAIVER IS KNOWINGLY, INTENTIONALLY AND VOLUNTARILY MADE BY MAKER, AND MAKER ACKNOWLEDGES THAT NEITHER HOLDER NOR ANY PERSON ACTING ON BEHALF OF HOLDER HAS MADE ANY REPRESENTATIONS OF FACT TO INCLUDE THIS WAIVER OF TRIAL BY JURY OR HAS TAKEN ANY ACTIONS WHICH IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. MAKER ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO HOLDER TO ENTER INTO THE SUBJECT BUSINESS RELATIONSHIP WITH MAKER, THAT HOLDER HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS NOTE AND THAT HOLDER WILL CONTINUE TO RELY ON THIS WAIVER IN ALL RELATED FUTURE DEALINGS WITH MAKER. MAKER FURTHER ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED (OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS NOTE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL.

         12. Limitation on Lender Liability. The provisions of Section 7.21 of the Loan Agreement are hereby incorporated in this Note by this reference, mutatis mutandis, and shall have the same force and effect as if set forth at length herein.

         13. Registration of Notes.

                  (a) The Maker hereby acknowledges and makes this Note a registered obligation for United States withholding tax purposes. The Maker shall be the registrar for this Note (the "Registrar") with full power of substitution. In the event the Registrar becomes unable or unwilling to act as registrar under this Note, the Maker shall reasonably designate a successor Registrar. Each Holder who is a foreign person, by its acceptance of this Note, hereby agrees to provide the Maker with a completed Internal Revenue Service Form W-8 (Certificate of Foreign Status) or a substantially similar form for such Holder, participants or other affiliates who are holders of beneficial interests in this Note. Notwithstanding any contrary provision contained in this Note or any of the other Loan Documents, neither this Note nor any interests therein may be sold, transferred, hypothecated, participated or assigned to any Person except upon satisfaction of the conditions specified in this Section 13. Each Holder, by its acceptance of this Note, agrees to be bound by the provisions of this Section 13.

                  (b) The Registrar shall keep at its principal executive office (or an office or agency designated by it by notice to the last registered Holder of this Note) a ledger, in which, subject to such reasonable regulations as it may prescribe, but at its expense (except as specified below), which shall provide for the registration and transfer of this Note (the "Register"). No sale, transfer, hypothecation, participation or assignment of this Note or any interest therein shall be effective for any purpose until it shall be entered on the Register. Prior to the registration of assignment or sale of this Note, the Registrar shall treat the Person in whose name this Note is registered as the owner thereof for the purpose of receiving all payments thereon and for all other purposes, notwithstanding notice to the contrary. In the event of a sale, transfer, hypothecation, participation or assignment of this Note or any interest therein, the Holder of this Note prior to such sale, transfer, hypothecation, participation or assignment of this Note or any interest therein shall provide the Registrar with notice of such transaction at the time of such transaction. The Registrar shall record the transfer of this Note on the Register maintained for this purpose upon receipt by the Registrar at the office or agency designated by the Registrar of (i) a written assignment of this Note being assigned (or the applicable interest therein), (ii) funds sufficient to pay any transfer taxes payable upon the making of such transfer as well as the cost of reviewing the documents presented to the Registrar, and (iii) such evidence of due execution as the Registrar shall reasonably require. The Registrar shall record the transfer of this Note on the books maintained for such purpose at the cost and expense of the assignee.

                  (c) In the event that any Holder sells participations in this Note, such Holder shall maintain a register on which it enters the names of all participants in this Note held by it (the "Participant Register"). This Note may be participated in whole or in part only by registration of such participation on the Participant Register, and any participation of this Note or transfer of such participation may be effected only by the registration of such participation on the Participant Register.



                                             [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, Maker has caused this Note to be executed by its duly authorized representative as of the day and year first above written.


                                       CEDAR INCOME FUND PARTNERSHIP, L.P.,
                                         a Delaware limited partnership

                                       By:    Cedar Income Fund, Ltd.,
                                                a Maryland corporation,
                                                General Partner


                                              By:
                                                 ------------------------------
                                                   Name:   Brenda J. Walker
                                                   Title:  Vice President

                                 ACKNOWLEDGMENT


Within New York:

STATE OF NEW YORK       )
                        )    ss.:
COUNTY OF_______________)


         On the ___ day of October in the year 2001, before me, the undersigned, a Notary Public in and for said State, personally appeared Brenda J. Walker, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she/he executed the same in her/his capacity, and that by her/his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


                                                          ______________________
                                                          Notary Public (SEAL)



Outside New York:

STATE OF ________________)
                         )    ss.:
COUNTY OF________________)


         On the ___ day of October in the year 2001, before me, the undersigned, a Notary Public in and for said State, personally appeared Brenda J. Walker, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she/he executed the same in her/his capacity, and that by her/his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument, and that such individual made such appearance before the undersigned in the
________________________.

                                                          ______________________
                                                          Notary Public (SEAL)